EXTENSITY, INC.

               EXECUTIVE CHANGE OF CONTROL SEVERANCE BENEFIT PLAN


Section 1. INTRODUCTION.

         This Extensity, Inc. Executive Change of Control Severance Benefit Plan (the "Plan") was established effective April 11, 2002. The purpose of the Plan is to provide for the payment of severance benefits to certain eligible employees of Extensity, Inc. (the "Company") whose employment with the Company is terminated pursuant to a Covered Termination (as defined below). This Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company. This Plan document also is the Summary Plan Description for the Plan.

Section 2. DEFINITIONS.

         For purposes of the Plan, the following terms are defined as follows:

         (a) "Base Salary" means the Eligible Employee's annual base salary as in effect during the last regularly scheduled payroll period immediately preceding the effective date of the Covered Termination.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                  (1) any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions, becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

                  (2) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;

                  (3) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting

                                       1.

power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

                  (4) individuals who, on the Effective Date, are members of the board of directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the board of directors; (provided, however, that if the appointment or election (or nomination for election) of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

         (d) "Company" means Extensity, Inc.

         (e)  "Constructive   Termination"  means  that  the  Eligible  Employee
voluntarily terminates employment with the Company not more than thirty (30) days after:

                  (i) the assignment to the Eligible Employee of any duties or responsibilities that results in a significant diminution in the Eligible Employee's function as in effect on the Effective Date; provided, however, that a change in the Eligible Employee's title or reporting relationships by itself shall not constitute a Constructive Termination;

                  (ii) any reduction by the Company in the Eligible Employee's Base Salary; provided, however, that a reduction by the Company of the Eligible Employee's Base Salary by up to five percent (5%) shall not constitute a Constructive Termination if such reduction is made in connection with an across-the-board reduction by the Company of all Eligible Employees' annual base salaries by a percentage at least equal to the percentage by which the Eligible Employee's Base Salary is reduced;

                  (iii) a relocation of the Eligible Employee's business office to a location more than thirty-five (35) miles from the Eligible Employee's business office on the Effective Date, except for required travel by the
Eligible Employee on the Company's business to an extent substantially consistent with the Eligible Employee's business travel obligations prior to the Effective Date; provided, however, that no relocation of the Eligible Employee's business office shall constitute a Constructive Termination for purposes of this Plan if the Eligible Employee provides services to the Company from a remote location (e.g., through telecommuting) at the time of the relocation;

                  (iv) a material breach by the Company of any provision of this Plan; or

                  (v) any failure by the Company to obtain the assumption of this Plan by any successor or assign of the Company.

         (f) "Continuation Period" means the period during which an Eligible Employee is entitled to receive the salary continuation benefits described in
Section 4(a). The maximum Continuation Period for Eligible Employees shall be twelve (12) months.

                                       2.

         (g) "Covered Termination" means an Involuntary Termination Without Cause or a Constructive Termination, notice of either of which is given on or after the Effective Date.

         (h) "Effective Date" means April 11, 2002, the effective date of the Plan.

         (i) "Eligible Employee" means any full-time, regular hire employee of the Company who holds the title of Senior Vice President or Executive Vice President or is an Officer of the Company and whose employment with the Company terminates due to a Covered Termination within one (1) month prior to or thirteen (13) months following the effective date of a Change in Control.

         (j)  "Involuntary   Termination   Without  Cause"  means  the  Eligible
Employee's dismissal or discharge for a reason other than Cause. For this purpose, "Cause" means that, in the reasonable determination of the Company, the Eligible Employee has

                  (i) been convicted of or pleaded guilty or no contest to any felony or any crime involving dishonesty that is likely to inflict or has inflicted demonstrable and material injury on the business of the Company;

                  (ii) participated in any fraud against the Company;

                  (iii) willfully and materially breached a Company policy;

                  (iv) intentionally damaged any property of the Company thereby causing demonstrable and material injury to the business of the Company;

                  (v) willfully and materially breached the Eligible Employee's Proprietary Information and Inventions Agreement with the Company;

                  (vi) engaged in conduct that, in the reasonable determination of the Company, demonstrates gross unfitness to serve; or

                  (vii)   demonstrated   a  continued   pattern  of  substantial
nonperformance of his or her duties.

         Notwithstanding the foregoing, Cause shall not exist based on conduct described in clause (iii), (vi) or (vii) above unless the conduct described in such clause has not been cured within fifteen (15) days following the Eligible Employee's receipt of written notice from the Company specifying the particulars of the conduct constituting Cause.

         (k) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (l) "Year of Service" means any twelve (12) consecutive months of service with the Company.

                                       3.

Section 3. ELIGIBILITY FOR BENEFITS.

         (a) General Rules. Subject to the requirements set forth in this section, the Company shall provide the severance benefits described in Section 4 to Eligible Employees.

                  (i) In order to be eligible to receive benefits under the Plan, an Eligible Employee whose employment is terminated pursuant to a Covered Termination that is an Involuntary Termination Without Cause must continue to provide services to the Company, at the Company's request, through such date as determined by the Company; provided, however, that such date shall not be more than ninety (90) days from the date the Eligible Employee is notified by the Company, in writing, of his or her Involuntary Termination Without Cause.

                  (ii) In order to be eligible to receive benefits under the Plan, an Eligible Employee also must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate, and such release must become effective in accordance with its terms. The Company, in its sole discretion, may modify the form of the required release to comply with applicable state law and shall determine the form of the required release.

         (b) No Benefit Entitlement. An employee, whether or not an Eligible Employee, shall not receive benefits under the Plan (or shall receive reduced benefits under the Plan as noted below) in any of the following circumstances, as determined by the Company in its sole discretion:

                  (i) The employee has executed an individually negotiated employment contract or agreement with the Company relating to severance benefits that is in effect on his or her termination date, in which case such employee's severance benefit, if any, shall be governed by the terms of such individually negotiated employment contract or agreement and shall be governed by this Plan only to the extent that the reduction pursuant to Section 5(a) below does not entirely eliminate benefits under this Plan.

                  (ii) The Company involuntarily terminates the employee's employment with the Company, and such termination does not constitute a Covered Termination. Involuntary terminations include, but are not limited to, a termination for Cause, as such term is defined in Section 2(j).

                  (iii) The employee voluntarily terminates employment with the Company, and such termination does not constitute a Constructive Termination. Voluntary terminations include, but are not limited to, resignation, retirement or failure to return from a leave of absence on the scheduled date.

                  (iv) The employee voluntarily terminates employment with the Company in order to accept employment with another entity that is wholly or partly owned (directly or indirectly) by the Company or an affiliate of the Company.

                  (v) The employee is offered employment, with the same title and reporting responsibilities and no diminution in duties and responsibilities and no reduction in

                                       4.

compensation or benefits, with the Company, an affiliate of the Company, or a successor to the Company.

                  (vi) The employee is rehired by the Company or an affiliate of the Company prior to the date benefits under the Plan are scheduled to commence.

Section 4. AMOUNT OF BENEFIT.

         (a) Salary Continuation. Each Eligible Employee shall continue to receive Base Salary for a Continuation Period of six (6) months plus one (1) month of additional salary continuation for each complete Year of Service performed by the Eligible Employee in excess of two (2) Years of Service up to a maximum of twelve (12) months. Such amounts shall be paid in regular installments on the normal payroll dates of the Company and shall be subject to all required tax withholding.

         (b) Continued Insurance Benefits. Provided that the Eligible Employee elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company shall pay the portion of premiums of each Eligible Employee's group medical, dental and vision coverage, including coverage for the Eligible Employee's eligible dependents, that the Company paid prior to the Covered Termination for the Continuation Period or, if shorter, for the duration of the COBRA continuation period. Such premium payments shall continue for the duration of the Continuation Period; provided, however, that no such premium payments shall be made following the effective date of the Eligible Employee's coverage by a medical, dental or vision insurance plan of a subsequent employer. Each Eligible Employee shall be required to notify the Company in writing immediately if the Eligible Employee becomes covered by a medical, dental or vision insurance plan of a subsequent employer.

         No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company's payment of any applicable insurance premiums during the Continuation Period will be credited as payment by the Eligible Employee for purposes of the Eligible Employee's payments required under COBRA. Therefore, the period during which an Eligible Employee may elect to continue the Company's group medical coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company pays during the Continuation Period) will be applied in the same manner that such rules would apply in the absence of this Plan. At the conclusion of the Continuation Period, the Eligible Employee shall be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA continuation period. For purposes of this Section 4(b), applicable premiums that will be paid by the Company during the Continuation Period shall not include any amounts payable by the Eligible Employee under a Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.

         (c) Stock Options. Each Eligible Employee shall receive twelve (12) months of accelerated vesting of such Eligible Employee's unvested stock options (the "Accelerated Vesting"). The Accelerated Vesting shall occur on the Eligible Employee's termination date.

                                       5.

Each Eligible Employee shall have ninety (90) days from his or her termination date to exercise the options subject to the Accelerated Vesting.

         (d)  Loan  Forgiveness.   If  an  Eligible  Employee  currently  has  a
promissory note payable to the Company, such promissory note shall be forgiven at the conclusion of the Continuation Period.

Section 5. LIMITATIONS ON BENEFITS.

         (a) Certain Reductions and Offsets. Notwithstanding any other provision of the Plan to the contrary, any benefits payable to an Eligible Employee under this Plan shall be reduced by any severance benefits payable by the Company to such individual under any other policy, plan, program or arrangement, including, without limitation, a contract between the Eligible Employee and any entity, covering such individual. Furthermore, to the extent that any federal, state or local laws, including, without limitation, so-called "plant closing" laws, require the Company to give advance notice or make a payment of any kind to an Eligible Employee because of that Eligible Employee's involuntary termination due to a layoff, reduction in force, plant or facility closing, sale of business, change of control, or any other similar event or reason, the benefits payable under this Plan shall either be reduced or eliminated. The benefits provided under this Plan are intended to satisfy any and all statutory obligations that may arise out of an Eligible Employee's involuntary termination of employment for the foregoing reasons, and the Plan Administrator (as defined in Section 12(d)) shall so construe and implement the terms of the Plan.

         (b) Mitigation. Except as otherwise specifically provided herein, Eligible Employees shall not be required to mitigate damages or the amount of any payment provided under this Plan by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Plan be reduced by any compensation earned by any Eligible Employee as a result of employment by another employer or any retirement benefits received by such Eligible Employee after the date of the Covered Termination.

         (c) Termination of Benefits. Benefits under this Plan shall terminate immediately if the Eligible Employee, at any time, violates any proprietary information or confidentiality obligation to the Company.

         (d) Non-Duplication of Benefits. No Eligible Employee is eligible to receive benefits under this Plan more than one time.

         (e) Indebtedness of Eligible Employees. Except as otherwise provided in
Section 4(d), if a terminating employee is indebted to the Company or an affiliate of the Company at his or her termination date, the Company reserves the right to offset any severance payments under the Plan by the amount of such indebtedness.

         (f) Parachute Payments. If any payment or benefit the Eligible Employee would receive in connection with a change in ownership or effective control of the Company from the Company or otherwise ("Payment") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code

                                       6.

(the "Excise Tax"), then such Payment shall be equal to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Eligible Employee's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Eligible Employee elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits. If acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Eligible Employee's stock awards unless the Eligible Employee elects in writing a different order for cancellation.

         The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the change in ownership or effective control of the Company shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the change in ownership or effective control of the Company, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

         The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and the Eligible Employee within fifteen (15) calendar days after the date on which the Eligible Employee's right to a Payment is triggered (if requested at that time by the Company or the Eligible Employee) or such other time as requested by the Company or the Eligible Employee. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Company and the Eligible Employee with an opinion reasonably acceptable to the Eligible Employee that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and the Eligible Employee.

Section 6. RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.

         (a) Exclusive Discretion. The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.

                                       7.

         (b) Amendment or Termination. The Company reserves the right to amend or terminate this Plan or the benefits provided hereunder at any time; provided, however, that no such amendment or termination shall affect the right to any unpaid benefit of any Eligible Employee whose termination date has occurred prior to amendment or termination of the Plan. Any action amending or terminating the Plan shall be in writing and executed by the chairman of the Compensation Committee of the Board of Directors of the Company.

Section 7. TERMINATION OF CERTAIN EMPLOYEE BENEFITS.

         All non-health benefits (such as life insurance, disability and 401(k) plan coverage) shall terminate as of the employee's termination date (except to the extent that a conversion privilege may be available thereunder).

Section 8. NO IMPLIED EMPLOYMENT CONTRACT.

         The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Company or (ii) to interfere with the right of the Company to discharge any employee or other person at any time and for any reason, which right is hereby reserved.

Section 9. LEGAL CONSTRUCTION.

         This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 ("ERISA") and, to the extent not preempted by ERISA, the laws of the State of California.

Section 10. CLAIMS, INQUIRIES AND APPEALS.

         (a) Applications for Benefits and Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative). The Plan Administrator is:

                             Chief Financial Officer
                                 Extensity, Inc.
                          2200 Powell Street, Suite 300
                              Emeryville, CA 94608

         (b) Denial of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application, and of the applicant's right to review the denial. Any electronic notice will comply with the regulations of the U.S. Department of Labor. The written notice of denial will be set forth in a manner designed to be understood by the employee and will include the following:

                  (1) the specific reason or reasons for the denial;

                                       8.

                  (2) references to the specific Plan provisions upon which the denial is based;

                  (3) a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and

                  (4) an explanation of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the applicant's right to bring a civil action under section 502(a) of ERISA following a denial on review of the claim, as described in Section 10(d) below.

         This written notice will be given to the applicant within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90) day period.

         This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application. If written notice of denial of the application for benefits is not furnished within the specified time, the application shall be deemed to be denied. The applicant will then be permitted to appeal the denial in accordance with the Review Procedure described below.

         (c) Request for a Review. Any person (or that person's authorized representative) for whom an application for benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied (or deemed denied). A request for a review shall be in writing and shall be addressed to:

                             Chief Financial Officer
                                 Extensity, Inc.
                          2200 Powell Street, Suite 300
                              Emeryville, CA 94608

         A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The applicant (or his or her representative) shall have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim. The applicant (or his or her representative) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim. The review shall take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                                       9.

         (d) Decision on Review. The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty
(60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60) day period. This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review. The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant. Any electronic notice will comply with the regulations of the U.S. Department of Labor. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the applicant, the following:

                  (1) the specific reason or reasons for the denial;

                  (2) references to the specific Plan provisions upon which the denial is based;

                  (3) a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and

                  (4) a statement of the applicant's right to bring a civil action under section 502(a) of ERISA.

         If written notice of the Plan Administrator's decision is not given to the applicant within the time prescribed in this Subsection (d), the application will be deemed denied on review.

         (e) Rules and Procedures. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of benefits to do so at the applicant's own expense.

         (f) Exhaustion of Remedies. No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 10(a) above,
(ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator's failure to act on it within the established time period), (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 10(c) above, and (iv) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator's failure to take any action on the claim within the time prescribed by Section 10(d) above).

Section 11. BASIS OF PAYMENTS TO AND FROM PLAN.

         All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company.

                                      10.

Section 12. OTHER PLAN INFORMATION.

         (a) Employer and Plan Identification Numbers. The Employer Identification Number assigned to the Company (which is the "Plan Sponsor" as that term is used in ERISA) by the Internal Revenue Service is 68-0368868. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is ___.

         (b) Ending Date for Plan's Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan's records is December 31.

         (c) Agent for the Service of Legal Process. The agent for the service of legal process with respect to the Plan is Extensity, Inc., 2200 Powell Street, Suite 300, Emeryville, CA 94608.

         (d) Plan Sponsor and Administrator. The "Plan Sponsor" and the "Plan Administrator" of the Plan is Extensity, Inc., 2200 Powell Street, Suite 300, Emeryville, CA 94608. The Plan Sponsor's and Plan Administrator's telephone number is (510) 594-5700. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

Section 13. STATEMENT OF ERISA RIGHTS.

         Participants in this Plan (which is a welfare benefit plan sponsored by Extensity, Inc.) are entitled to certain rights and protections under ERISA. If you are an Eligible Employee, you are considered a participant in the Plan and, under ERISA, you are entitled to:

         (a) Examine, without charge, at the Plan Administrator's office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports;

         (b) Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies; and

         (c) Receive a summary of the Plan's annual financial report, in the case of a plan that is required to file an annual financial report with the U.S. Department of Labor. (Generally, all pension plans and welfare plans with one hundred (100) or more participants must file these annual reports.)

         In addition to creating rights for Plan participants, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

         No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA. If your claim for a Plan benefit is denied in whole or in part, you must

                                      11.

receive a written explanation of the reason for the denial. You have the right to have the Plan reviewed and reconsider your claim.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within thirty (30) days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

         If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.

Section 14. EXECUTION.

         To record the adoption of the Plan as set forth herein, effective as of April 11, 2002, Extensity, Inc. has caused its duly authorized officer to execute the same this 11th day of April 2002.


                                       EXTENSITY, INC.


                                       By: /s/ Robert A. Spinner
                                           --------------------------
                                       Title: Chief Executive Officer

                                      12.

                                    EXHIBIT A

                                     RELEASE
           (Individual Termination, Eligible Employee age 40 or older)


         I understand and agree completely to the terms set forth in the Extensity, Inc. Executive Change of Control Severance Benefit Plan (the "Plan"). Certain capitalized terms used in this Release are defined in the Plan.

         I hereby confirm my obligations under the Company's Proprietary Information and Inventions Agreement.

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Release, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, stockholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the date I execute this Release, including, but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company's indemnification obligation pursuant to agreement or applicable law.

         I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given under the Plan for the

                                       1.

waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Release; (B) I have the right to consult with an attorney prior to executing this Release; (C) I have twenty-one (21) days to consider this Release (although I may choose to voluntarily execute this Release earlier); (D) I have seven (7) days following my execution of this Release to revoke the Release; and (E) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after I execute this Release.


                                        EMPLOYEE


                                        Name: __________________________________

                                        Date: __________________________________

                                       2.

                                    EXHIBIT B

                                     RELEASE
       (Individual and Group Termination, Eligible Employee under age 40)


         I understand and agree completely to the terms set forth in the Extensity, Inc. Executive Change of Control Severance Benefit Plan (the "Plan"). Certain capitalized terms used in this Release are defined in the Plan.

         I hereby confirm my obligations under the Company's Proprietary Information and Inventions Agreement.

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Release, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, stockholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the date I execute this Release, including, but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including, but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company's indemnification obligation pursuant to agreement or applicable law.

                                       1.

         I understand that I have seven (7) days to consider this Release (although I may voluntarily execute the Release earlier).


                                        EMPLOYEE


                                        Name: __________________________________

                                        Date: __________________________________

                                       2.

                                    EXHIBIT C

                                     RELEASE
             (Group Termination, Eligible Employee age 40 or older)


         I understand and agree completely to the terms set forth in the Extensity, Inc. Executive Change of Control Severance Benefit Plan (the "Plan"). Certain capitalized terms used in this Release are defined in the Plan.

         I hereby confirm my obligations under the Company's Proprietary Information and Inventions Agreement.

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Release, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, stockholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the date I execute this Release, including, but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including, but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company's indemnification obligation pursuant to agreement or applicable law.

         I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given under the Plan for the

                                       1.

waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Release; (B) I have the right to consult with an attorney prior to executing this Release; (C) I have forty-five (45) days to consider this Release (although I may choose to voluntarily execute this Release earlier); (D) I have seven (7) days following my execution of this Release to revoke the Release; (E) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after I execute this Release; and (F) I have received with this Release a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.


                                        EMPLOYEE


                                        Name: __________________________________

                                        Date: __________________________________

                                       2.